ADDITIONAL NOTES PRIORITY JOINDER AGREEMENT

September 15, 2025

The undersigned (the “Additional Notes Priority Agent”) is the trustee for the holders of €75,000,000 aggregate principal amount of the Issuer’s (as defined below) 9.50% Senior Secured Notes due 2029 issued the date hereof (the “Additional Notes”) wishing to become additional “Secured Parties” (the “New Secured Parties” and, together with the New Secured Parties (as defined in that certain Additional Notes Priority Joinder Agreement, dated as of February 12, 2024, and that certain Additional Notes Priority Joinder Agreement, dated as of July 30, 2024 (collectively, the “Prior Joinders”), among the Additional Notes Priority Agent, the Grantors party thereto and the Agent), the “New Notes Secured Parties”) under the Pledge Agreement dated as of September 13, 2017 (as heretofore amended and/or supplemented, the “Pledge Agreement” (terms used without definition herein have the meanings assigned to such terms by the Pledge Agreement)), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).

In consideration of the foregoing, the undersigned hereby:

(i)represents that the Additional Notes Priority Agent has been authorized by the New Secured Parties to become a party to the Pledge Agreement on behalf of the New Secured Parties under that certain Indenture, dated as of February 12, 2024 (the “Base Indenture”), as supplemented by (i) a First Supplemental Indenture, dated as of July 30, 2024 (the “First Supplemental Indenture”), (ii) a Second Supplemental Indenture, dated as of August 8, 2024 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Existing Indenture”), and (iii) a Third Supplemental Indenture, dated as of September 15, 2025 (the “Third Supplemental Indenture” and, together with the Existing Indenture, the “Indenture”), by and among Kronos International, Inc. (the “Issuer”), each of the guarantors identified therein, and Deutsche Bank Trust Company Americas, as trustee, collateral agent, paying agent, transfer agent and registrar (the obligations under such Additional Notes Priority Agreement and the Additional Notes issued pursuant thereto, the “Additional Obligations” and, together with the Additional Obligations (as defined in the Prior Joinders), the “Additional Notes Obligations”) and to act as the Additional Notes Priority Agent for the New Secured Parties;

(ii)(a) acknowledges that the Additional Notes Priority Agent is already a party to the Pledge Agreement, (b) agrees to act under the Pledge Agreement as an “Additional Notes Priority Agent” (as defined in the Pledge Agreement) for the New Notes Secured Parties from time to time in respect of the Additional Notes Obligations, (b) agrees, for itself and on behalf of the New Notes Secured Parties from time to time in respect of the Additional Notes Obligations, to all the terms and provisions of the Pledge Agreement and (c) shall have all the rights and obligations of an Additional Notes Priority Agent under the Pledge Agreement with respect to the New Notes Secured Parties.  For the avoidance of doubt, the parties hereto acknowledge and agree that (A) the Additional Notes Priority Agent is serving as trustee and as Additional Notes Priority Agent in respect of both the Additional Obligations and the Additional Obligations (as defined in the Prior Joinders), which are obligations under the same Additional Notes Priority Debt Documents; (B) the indentures referenced in the Prior Joinders and the Indenture are the same Additional Notes Priority Agreements; (C) the notes whose obligations constitute Additional Obligations (as defined in the Prior Joinders) and the Additional Notes are a single series of notes under the Indenture; and (D) the Additional Notes Priority Agent is a single trustee serving under both this Additional Notes Priority Joinder Agreement and the Prior Joinders for the New Notes Secured Parties in respect of the Additional Notes Obligations.

(iii)acknowledges that the Additional Notes Priority Agent and New Secured Parties have received a copy of the Pledge Agreement;

(iv)irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Pledge Agreement as are delegated to the Pledgee by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(v)accepts and acknowledges the terms of the Pledge Agreement applicable to it and the New Secured Parties and agrees to serve as Additional Notes Priority Agent for the New Secured Parties with respect to the Additional Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms hereof applicable to holders of Additional Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Pledge Agreement.

The name and address of the representative for purposes of Section 29 of the Pledge Agreement are as follows:

Deutsche Bank Trust Company Americas
Trust and Agency Services
1 Columbus Circle, 4th Floor
Mail Stop: NYC01-0417
New York, New York 10019
USA
Attn: Corporates Team, Kronos International Inc, AA6131
Facsimile: (732) 578-4635

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Additional Notes Priority Joinder Agreement to be duly executed by its authorized officer as of the date first written above.

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee for the Additional Obligations,

as Additional Notes Priority Agent

By:/s/Mary Miselis
Name:Mary Miselis
Title:Vice President

By:/s/Peter Bono
Name:Peter Bono
Title:AVP

[Signature Page to Joinder to Pledge Agreement]

Accepted and Agreed to:
DEUTSCHE BANK TRUST COMPANY AMERICAS,
in its capacity as Agent

By:/s/Mary Miselis
Name: Mary Miselis
Title: Vice President

By:/s/Peter Bono
Name: Peter Bono
Title: AVP

[Signature Page to Joinder to Pledge Agreement]